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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2003

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295


          Delaware                                        75-2759650
--------------------------------                   -----------------------
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                       Identification Number)

   777 Main Street, Suite 1400, Ft. Worth, Texas                 76102
-----------------------------------------------------    -----------------------
      (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955

ITEM 5. OTHER EVENTS

         The Securities and Exchange Commission (the "SEC") recently issued Regulation G and amended Item 10 of Regulation S-K concerning the use of non-GAAP financial measures. These regulations became effective March 28, 2003. Subsequent to its last fiscal year ended but prior to the effective date of the regulations, Encore Acquisition Company (the "Company") filed a Current Report on Form 8-K (the "Form 8-K") that included a press release containing financial information. In anticipation of the filing of one or more registration statements under the Securities Act of 1933 that will incorporate the Form 8-K by reference, the Company is filing this Current Report on Form 8-K solely for the purpose of conforming certain information included in the Form 8-K to the new SEC requirements.

         In the press release filed as an exhibit to the Form 8-K, the Company used the following non-GAAP financial measures that were not reconciled:

         o ADJUSTED EBITDA (ALSO REFERRED TO IN THE PRESS RELEASE AS "CASH FLOW"). Adjusted EBITDA (Cash Flow), as used in the press release, was defined as net income before interest income and expense, income taxes, depletion, depreciation, and amortization, non-cash stock based compensation, bad debt expense, the amortization of the gain related to the mark-to-market write-down of Enron hedges deemed uncollectable (the "Enron Gain"), impairment of oil and natural gas properties, cumulative effect of accounting change, and extraordinary loss from early extinguishment of debt.

         o NET INCOME BEFORE SPECIAL ITEMS. Net income before special items, as used in the press release, was defined as net income before non-cash stock based compensation, bad debt expense, impairment of oil and natural gas properties, and the cumulative effect of accounting change.

         The Company does not currently intend to continue releasing Adjusted EBITDA (Cash Flow) or net income before special items. Because Adjusted EBITDA (Cash Flow) and net income before special items exclude some, but not all, items that affect net income and may vary among companies, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies.


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         Adjusted EBITDA (Cash Flow) and net income before special items should not be considered in isolation or as a substitute for net income, operating income, cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP or as an indicator of a company's financial performance.

         In the press release, the Company also used the term "working capital," which is defined as current assets minus current liabilities.

         In accordance with the provisions of Regulation G, we have included as
Exhibit 99.1 a reconciliation of these non-GAAP financial measures to the most directly comparable measurements calculated and presented in accordance with GAAP.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits

                  99.1 Reconciliation of non-GAAP financial measures


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ENCORE ACQUISITION COMPANY



Date:    July 10, 2003              By:       /s/   Morris B. Smith
                                             ----------------------------------
                                             Morris B. Smith
                                             Chief Financial Officer, Treasurer,
                                             Executive Vice President and
                                             Principal Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION
--------------                  -----------
   99.1                         Reconciliation of non-GAAP financial measures